Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(12,077,397)
Unrealized Gain (Loss) on Market Value of Commodity Futures	10,192,833
Dividend Income	300,065
Interest Income	82,331
ETF Transaction Fees	2,450
Total Income (Loss)	$(1,499,718)

Expenses
Management Fees	$208,975
Professional Fees	103,150
Brokerage Commissions	21,097
Directors' Fees and insurance	6,482
Total Expenses	$339,704
Net Income (Loss)	$(1,839,422)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/22	$343,187,389
Withdrawals (700,000 Shares)	(36,453,759)
Net Income (Loss)	(1,839,422)

Net Asset Value End of Month	$304,894,208
Net Asset Value Per Share (5,550,000 Shares)	$54.94

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(5,021,750)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,053,561)
Dividend Income	135,512
Interest Income	34,909
ETF Transaction Fees	3,150
Total Income (Loss)	$(5,901,740)

Expenses
Management Fees	$79,736
Professional Fees	90,325
Brokerage Commissions	1,220
Directors' Fees and insurance	7,306
Total Expenses	$178,587
Net Income (Loss)	$(6,080,327)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/22	$161,449,996
Additions (500,000 Shares)	10,080,365
Withdrawals (950,000 Shares)	(19,785,694)
Net Income (Loss)	(6,080,327)

Net Asset Value End of Month	$145,664,340
Net Asset Value Per Share (6,750,000 Shares)	$21.58

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(17,099,147)
Unrealized Gain (Loss) on Market Value of Commodity Futures	9,139,272
Dividend Income	435,577
Interest Income	117,240
ETF Transaction Fees	5,600
Total Income (Loss)	$(7,401,458)

Expenses
Management Fees	$288,711
Professional Fees	193,475
Brokerage Commissions	22,317
Directors' Fees and insurance	13,788
Total Expenses	$518,291
Net Income (Loss)	$(7,919,749)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/22	$504,637,385
Additions (500,000 Shares)	10,080,365
Withdrawals (1,650,000 Shares)	(56,239,453)
Net Income (Loss)	(7,919,749)

Net Asset Value End of Month	$450,558,548

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596